Nuveen Investments Equity Funds

PROSPECTUS     JANUARY 16, 2008

For investors seeking long-term capital appreciation.

Nuveen Enhanced Core Equity Fund

Nuveen Enhanced Mid-Cap Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1 The Funds
This section provides you with an overview of the funds, including investment objectives, risk factors and expense information.

Introduction	1

Nuveen Enhanced Core Equity Fund	2

Nuveen Enhanced Mid-Cap Fund	4

Section 2 How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds	6

What Types of Securities We Invest In	9

How We Select Investments	10

What the Risks Are	11

How We Manage Risk	12

Section 3 How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer	13

How to Reduce Your Sales Charge	14

How to Buy Shares	16

Systematic Investing	17

Systematic Withdrawal	18

Special Services	18

How to Sell Shares	19

Section 4 General Information
This section summarizes the funds’ distribution policies and other general fund information.

Dividends, Distributions and Taxes	21

Distribution and Service Plans	22

Net Asset Value	23

Frequent Trading	24

Fund Service Providers	25

Section 5 Glossary
This section provides definitions for certain terms included in the prospectus.	26

January 16, 2008

Section 1    The Funds

Nuveen Enhanced Core Equity Fund

Nuveen Enhanced Mid-Cap Fund

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    The Funds

Nuveen Enhanced Core Equity Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, the Nuveen Enhanced Core Equity Fund (the “Core Equity Fund”) will generally invest in securities of companies within the S&P 500 Index1.

Nuveen Asset Management (“NAM”), the fund’s investment adviser, has selected Nuveen HydePark Group, LLC (“Nuveen HydePark”), an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Nuveen HydePark employs proprietary quantitative methods to analyze stocks and construct the portfolio. Its proprietary model evaluates and measures the strength of the fundamental characteristics of each company in the investment universe using earnings, cash flow, book value and dividends as well as recent stock performance. The model then assigns a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and importantly, how these factors are correlated.

While the fund will contain many, if not all, of the names within the S&P 500 Index, the relative weights assigned to each name will differ from the weights in the S&P 500 Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

1	See “Glossary” for index descriptions.
What Are the Risks of Investing in the Fund?

Equity Market Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•	long-term capital appreciation potential from a large-cap-oriented equity investing strategy; or

•	to meet long-term financial goals.

You should not invest in this fund if you are:

•	unwilling to accept share price fluctuation, including the possibility of sharp price declines; or

•	investing to meet short-term financial goals.

Section 1    The Funds

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses1

Paid Directly From Your Investment

Share Class	A		B2		C		R3
Maximum Sales Charge Imposed on Purchases	5.75%	[4]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[5]	None	[4]	5%	[2]	1%	[6]	None

Annual Fund Operating Expenses7

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	.50%	.50%	.50%	.50%

12b-1 Distribution and Service Fees[8]	.25%	1.00%	1.00%	—

Other Expenses	.37%	.37%	.37%	.37%

Total Annual Fund Operating Expenses—Gross	1.12%	1.87%	1.87%	.87%

Expense Reimbursements	(.37%)	(.37%)	(.37%)	(.37%)

Total Annual Fund Operating Expenses—Net*	.75%	1.50%	1.50%	.50%

*	The Total Annual Fund Operating Expenses-Net are estimated for the first full fiscal year and reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2010, in order to prevent Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .50% (1.00% after October 31, 2010) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. Total Annual Fund Operating Expenses-Net are also subject to possible further reductions as a result of a reduction in custodian fees and expenses based on an arrangement the fund has with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses-Net are .50% through October 31, 2010 and 1.00% after October 31, 2010 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$647	$553	$153	$51	$647	$153	$153	$51

3 Years	$810	$783	$483	$170	$810	$483	$483	$170

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2.	The fund will issue Class B shares only upon exchange of Class B shares of another Nuveen fund or for purposes of dividend reinvestment. Class B shares redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
3.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
4.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a CDSC if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
5.	As a percentage of the lesser of purchase price or redemption proceeds.
6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7.	The percentages shown are based on an estimated $50 million average net asset size for the fund’s first full fiscal year.
8.	Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules.

Section 1    The Funds

Nuveen Enhanced Mid-Cap Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

How the Fund Pursues Its Objective

Under normal market conditions, the Nuveen Enhanced Mid-Cap Fund (the “Mid-Cap Fund”) will generally invest in equity securities of companies in the Russell Midcap Index1.

NAM, the fund’s investment adviser, has selected Nuveen HydePark, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the fund. Nuveen HydePark employs proprietary quantitative methods to analyze stocks and construct the portfolio. Its proprietary model evaluates and measures the strength of the fundamental characteristics of each company in the investment universe using earnings, cash flow, book value and dividends as well as recent stock price performance. The model then assigns a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and importantly, how these factors are correlated.

While the fund will contain many, if not all, of the names within the Russell Midcap Index, the relative weights assigned to each name will differ from the weights in the Russell Midcap Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

The fund may invest in non-U.S. equity securities that are included in the Russell Midcap Index.

1	See “Glossary” for index descriptions. For the fund, companies with mid-sized market capitalizations are companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap Index. The fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range.

What Are the Risks of Investing in the Fund?

Equity Market/Medium Sized Company Risk—The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stock will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are generally greater for smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Non-U.S. Risk—The fund’s potential investment in non-U.S. stocks also presents additional risk. Non-U.S. risk is the risk that non-U.S. stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Currency Risk—Currency risk is the risk that the value of the fund’s portfolio will be more volatile due to the impact that changes in non-U.S. currency exchange rates will have on the fund’s investments in non-U.S. stocks.

As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

•	long-term capital appreciation from a mid-cap oriented equity investing strategy; or

•	to meet long-term financial goals.

You should not invest in this fund if you are:

•	unwilling to accept share price fluctuations, including the possibility of sharp price declines; or

•	investing to meet short-term financial goals.

Section 1    The Funds

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses1

Paid Directly From Your Investment

Share Class	A		B2		C		R3
Maximum Sales Charge Imposed on Purchases	5.75%	[4]	None		None		None

Maximum Sales Charge Imposed on Reinvested Dividends	None		None		None		None

Exchange Fees	None		None		None		None

Deferred Sales Charge[5]	None	[4]	5%	[2]	1%	[6]	None

Annual Fund Operating Expenses7

Paid From Fund Assets

Share Class	A	B	C	R
Management Fees	.55%	.55%	.55%	.55%

12b-1 Distribution and Service Fees[8]	.25%	1.00%	1.00%	—

Other Expenses	.37%	.37%	.37%	.37%

Total Annual Fund Operating Expenses—Gross	1.17%	1.92%	1.92%	.92%

Expense Reimbursements	(.37%)	(.37%)	(.37%)	(.37%)

Total Annual Fund Operating Expenses—Net*	.80%	1.55%	1.55%	.55%

*	The Total Annual Fund Operating Expenses-Net are estimated for the first full fiscal year and reflect the contractual commitment by the fund’s investment adviser to waive fees and reimburse expenses. The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2010 in order to prevent Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding .55% (1.05% after October 31, 2010) of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. Total Annual Fund Operating Expenses - Net are also subject to possible further reductions as a result of a reduction in custodian fees and expenses based on an arrangement the fund has with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Total Annual Fund Operating Expenses-Net are .55% through October 31, 2010 and 1.05% after October 31, 2010 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). Your actual returns and costs may be higher or lower.

	Redemption				No Redemption
Share Class	A	B	C	R	A	B	C	R
1 Year	$652	$558	$158	$56	$652	$158	$158	$56

3 Years	$825	$799	$499	$186	$825	$499	$499	$186

1.	As a percent of offering price unless otherwise noted. Financial intermediaries and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2	The fund will issue Class B shares only upon exchange of Class B shares of another Nuveen fund or for purposes of dividend reinvestment. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
3.	Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See “How You Can Buy and Sell Shares.”
4.	Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a CDSC if redeemed within 18 months of purchase. See “How You Can Buy and Sell Shares.”
5.	As a percentage of the lesser of purchase price or redemption proceeds.
6.	Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7.	The percentages shown are based on an estimated $50 million average net asset size for the fund’s first full fiscal year.
8.	Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the FINRA Conduct Rules.

Section 1    The Funds

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

NAM, the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the funds. NAM oversees the management of the funds’ portfolios, managing the funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $170 billion in assets under management, as of September 30, 2007.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch. As a result of the merger, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of NAM and the funds. As a result, the funds are generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the funds do not believe that any such prohibition or limitation will have a materially adverse effect on the funds’ ability to pursue their investment objectives and policies.

NAM has selected Nuveen HydePark, as sub-adviser to manage the investment portfolio of each fund. Nuveen HydePark specializes in the management of quantitatively-driven enhanced equity strategies for institutional investors. Nuveen HydePark is an indirect wholly-owned subsidiary of Nuveen. As of September 30, 2007, Nuveen HydePark managed over $1.6 billion in assets. The address of Nuveen HydePark is 111 West Jackson Boulevard, Suite 1411, Chicago, Illinois 60604.

David E. Tierney, Ph.D. and Michael N. Lindh, CFA, CPA, serve as the portfolio managers for the funds. Since April 2001, Dr. Tierney has served as Senior Managing Director and Chief Investment Officer of Nuveen HydePark. Dr. Tierney is also a Senior Managing Director and CIO of Richards & Tierney, Inc., where he has done extensive work in portfolio analysis, risk control services and the management of assets since 1993.

Since June 2001, Mr. Lindh has served as Director of Trading, Portfolio Manager of Nuveen HydePark. Prior to coming to Nuveen HydePark, Mr. Lindh was a Principal and Senior Quantitative Research Analyst at Harris Investment Management. His 20 years of investment research management experience with the Harris Bank organization involved the development of quantitative risk models, portfolio construction, portfolio management, equity and fixed income analytical systems, and he was involved in asset allocation strategies.

Section 2    How We Manage Your Money

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx.

How Nuveen HydePark Has Performed

The tables and charts below illustrate the historical performance of Nuveen HydePark’s Enhanced Core Equity Composite, which consists of Nuveen HydePark’s separately managed accounts that have essentially the same investment objective and policies as the Core Equity Fund, and Nuveen HydePark’s Enhanced Mid-Cap Composite, which consists of one separately managed account that essentially has the same investment objective and policies as the Mid-Cap Fund.

The separately managed accounts reflected below are not subject to all of the same investment restrictions, investment inflows and outflows and distribution requirements as the funds, which may affect fund performance. The managed accounts are not subject to the diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected performance.

Of course, past performance is no indication of future results, and the tables and charts presented here represent the performance of the managed accounts described above and not the performance of the Core Equity Fund and Mid-Cap Fund.

Nuveen HydePark Enhanced Core Equity Composite

Based on Separately Managed Accounts

Growth of $10,000 Investment 10/01-9/07

Nuveen HydePark Enhanced Core Equity Composite Returns

	Average Annual Returns
	as of September 30, 2007
	1 year	3 years	5 years	Since Inception (10/01/01)
Nuveen HydePark Enhanced Core Equity Composite (NAV)	14.83%	13.03%	15.03%	8.53%

Nuveen HydePark Enhanced Core Equity Composite (Offer)	8.22%	10.82%	13.67%	7.46%

S&P 500 Index[1]	16.44%	13.14%	15.45%	8.50%

Lipper Large-Cap Core Index[1]	16.34%	12.44%	13.56%	7.45%

[1]	See “Glossary” for index descriptions.

Section 2    How We Manage Your Money

As of September 30, 2007, the Nuveen HydePark Enhanced Core Equity Composite consisted of three accounts totaling $126.0 million in assets. Performance represents the composite’s gross-of-fees returns less the Core Equity Fund’s Class A maximum operating expenses of 1.25%. Performance on Offer Price also assumes deduction of maximum Class A sales charge of 5.75%. These returns would be different for Class B, C or R shares because of their different sales charges and operating expenses.

Nuveen HydePark Enhanced Mid-Cap Composite

Based on Separately Managed Account

Growth of $10,000 Investment 4/05-9/07

Nuveen HydePark Enhanced Mid-Cap Composite Returns

	Average Annual Returns as of September 30, 2007
	1 Year	Since Inception (4/01/05)
Nuveen HydePark Enhanced Mid-Cap Composite (NAV)	16.75%	14.46%

Nuveen HydePark Enhanced Mid-Cap Composite (Offer)	10.03%	11.78%

Russell Midcap Index[1]	17.87%	15.22%

Lipper Mid-Cap Core Index[1]	18.00%	13.89%

[1]	See “Glossary” for index descriptions.

As of September 30, 2007 the Nuveen HydePark Enhanced Mid-Cap Composite consisted of one account totaling $72.4 million in assets. Performance represents the composite’s gross-of-fees returns less the Mid-Cap Fund’s Class A maximum operating expenses of 1.30%. Performance on Offer Price also assumes deduction of maximum Class A sales charge of 5.75%. These returns would be different for Class B, C or R shares because of their different sales charges and operating expenses.

Section 2    How We Manage Your Money

Management Fee

The management fee schedule for each fund is composed of two components—a fund-level component, based only on the amount of assets within each individual fund, and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates.

The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	Core Equity Fund	Mid-Cap Fund
Less than $125 million	.3000%	.3500%

$125 million to $250 million	.2875%	.3375%

$250 million to $500 million	.2750%	.3250%

$500 million to $1 billion	.2625%	.3125%

$1 billion to $2 billion	.2500%	.3000%

$2 billion and over	.2250%	.2750%

The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund’s net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component plus 0.20%. As of September 30, 2007, complex-level assets were approximately $73.1 billion and the effective complex-level component for each Nuveen fund was .1831% of fund net assets.

Information regarding the Board of Trustees’ approval of investment advisory contracts will be available in the funds’ semi-annual report for the period ending December 31, 2007.

Each fund’s investment objective may not be changed without shareholder approval. The funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics.

Non-U.S. Investments

The Mid-Cap Fund may invest in non-U.S. equity securities included in the Russell Midcap Index. All non-U.S. investments involve certain risks in addition to those associated with U.S. investments (see “What the Risks Are—Non-U.S. investment risk”).

Cash Equivalents and Short-Term Fixed-Income Securities

Normally, the funds will invest substantially all of their assets to meet their investment objectives. The funds may invest the remainder of their assets in securities with maturities of less than one year, cash equivalents or may hold cash. The percentage of each fund invested in such holdings will vary and depends on several factors, including market conditions. For temporary defensive purposes, including during periods of high cash inflows, the funds may depart from their principal investment strategies and invest part or all of

Section 2    How We Manage Your Money

their assets in these securities or may hold cash. During such periods, the funds may not be able to achieve their investment objectives. The funds intend to adopt a defensive strategy when the portfolio manager believes securities in which the funds normally invest have elevated risks due to political or economic factors and in other extraordinary circumstances.

Use of Derivatives and Hedging

We may use various investment techniques designed to hedge against changes in the values of securities the funds own or expect to purchase, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to manage cash flows, to enhance returns, to limit risk of price fluctuations and to limit exposure to losses due to changes to non-U.S. currency exchange rates.

These hedging strategies may include using derivatives, such as futures, options and swaps. These strategies may reduce fund returns and will benefit the funds largely to the extent we are able to use them successfully. However, the funds could lose money on futures transactions or an option can expire worthless.

Other Investment Companies

Each fund may invest up to 10% of its assets in securities of other investment companies including exchange-traded funds that invest primarily in securities of the types in which the funds may invest directly. As a stockholder in an investment company, a fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a fund invests in other companies. Nuveen HydePark will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Individual Investors—Mutual Funds” section of the home page and following the applicable link for each fund in the “Find A Fund” section. By following these links, you can obtain a top ten list of portfolio securities of each fund as of the end of the most recent month. The complete list of portfolio securities holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the funds’ website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Nuveen HydePark is focused on delivering attractive risk-controlled returns in excess of applicable benchmarks. Its philosophy and process are oriented to benchmark-relative return and risk. Nuveen HydePark believes that over the long run, stock prices ultimately follow certain fundamental measures of company performance, which Nuveen HydePark calls “wealth creation factors.” It also believes that portfolios that are constructed by weighting stocks

Section 2    How We Manage Your Money

by the relative strength of their fundamental factors will outperform market-capitalization-weighted indexes over time. Nuveen HydePark strictly uses a quantitative process for constructing its portfolios and does not conduct analyst-driven research on the stocks.

Nuveen HydePark employs proprietary quantitative methods to analyze stocks and construct a portfolio. Its proprietary model evaluates and measures the strength of the fundamental characteristics of each company in the investment universe using earnings, cash flow, book value and dividends as well as recent stock price performance. The model then assigns a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and importantly, how these factors are correlated.

Nuveen HydePark’s quantitative-driven portfolio construction process adjusts the weights to control risk at a target level relative to the designated index. While the Nuveen HydePark portfolios will contain many, if not all, of the names within the designated index, the relative weights assigned to each name will differ from the weights in the designated index. The process seeks to maximize return while maintaining overall risk in the targeted range.

Portfolio Turnover

Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund’s investment portfolio that is sold and replaced during a year is known as the fund’s portfolio turnover rate. The portfolio turnover rate of the Core Equity Fund will generally be between 35% and 50%. The portfolio turnover rate of the Mid-Cap Fund will generally be between 50% and 100%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the funds of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds’ performance.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds’ investment styles may not be successful in realizing the funds’ investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Medium-sized company risk: The Mid-Cap Fund invests in medium-sized companies. Medium-sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial

Section 2    How We Manage Your Money

resources and may be dependent on a smaller management group than large capitalization companies.

Although the following risk factors are not a principal risk, it may still affect your investment in a fund:

Non-U.S. investment risk: The Mid-Cap Fund may invest in securities of non-U.S. issuers that are included in the Russell Midcap Index. Equity securities of non-U.S. issuers present risks beyond those of domestic securities. The prices of non-U.S. securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•

Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities (“currency risk”). An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in a fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. ADRs and non-U.S. securities denominated in U.S. dollars are also subject to currency risk.

Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund’s assets can decline as can the value of a fund’s distributions.

Nuveen HydePark’s process typically results in a portfolio comprised of all or nearly all of the securities in the benchmark. By increasing or decreasing the deviation from the benchmark weightings, Nuveen HydePark can seek to influence the tracking error of the portfolio relative to the benchmark. Tracking error measures the standard deviation of the excess returns of a composite compared to its benchmark. This gives an indication of the volatility of a portfolio versus its benchmark. The Core Equity Fund targets a tracking error of approximately 1.5%, while the Mid-Cap Fund targets a tracking error of approximately 2.5%.

Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of .25% of your fund’s average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments, LLC (“Nuveen”), a wholly-owned subsidiary of Nuveen Investments, and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price		Sales Charge as % of Net Amount Invested	Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%		6.10%	5.00%

$50,000 but less than $100,000	4.50		4.71	4.00

$100,000 but less than $250,000	3.75		3.90	3.25

$250,000 but less than $500,000	2.75		2.83	2.50

$500,000 but less than $1,000,000	2.00		2.04	1.75

$1,000,000 and over	—	[1]	—	—	[1]

[1]

You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a Contingent Deferred Sales Charge (“CDSC”) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

The funds will issue Class B shares only upon exchange of Class B shares from another Nuveen fund or for purposes of dividend reinvestment. Class B shares will not be offered for new or additional investment in the funds. You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first

Section 3    How You Can Buy and Sell Shares

year’s service fee. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally have to pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

Please note that Class B shares are not available for purchase but may be issued upon exchange of Class B shares from another Nuveen fund or for purposes of dividend reinvestment of another Nuveen fund, subject to certain limitations and conditions. See the Statement of Additional Information for more information.

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund’s average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year’s service and distribution fees to your financial advisor. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in “How to Reduce Your Sales Charge” (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any mutual fund in the Nuveen fund complex (“Nuveen Mutual Fund”).

Section 3    How You Can Buy and Sell Shares

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

•	Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group’s aggregate purchases.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies Representing Reinvestment of Nuveen Defined Portfolios and Nuveen Mutual Fund Distributions.

•	Certain Employer-Sponsored Retirement Plans.

•

Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees and former trustees of the Nuveen funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees’ immediate family members (as defined in the Statement of Additional Information).

•

Financial Intermediary Personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain Trust Departments. Purchases by any bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

•

Additional Categories of Investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Class R Eligibility

Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares and (iii) purchase by the following categories of investors:

•	Certain trustees, directors, employees and affiliates of Nuveen.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain employer-sponsored retirement plans.

•

Certain additional categories of investors, including certain advisory accounts of Nuveen and its affiliates and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Section 3    How You Can Buy and Sell Shares

Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.

Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing on-going investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

Section 3    How You Can Buy and Sell Shares

On-line

Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds’ website. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds”. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.

By Telephone

Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and is lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund’s systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer’s consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

Benefits of Systematic Investing

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer

Section 3    How You Can Buy and Sell Shares

shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Special Services—Fund Direct”), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

See “General Information—Frequent Trading” below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day’s price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

By Telephone

If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record); and

•	Any required signature guarantees.

Section 3    How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

On-line

You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Individual Investors” on www.nuveen.com to “Account Access” and choose “Mutual Funds.” The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3     How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

The funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from any non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Section 4    General Information

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Nuveen serves as the selling agent and distributor of the funds’ shares. In this capacity, Nuveen manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to financial intermediaries and other entities, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to financial intermediaries and other entities, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B and Class C shares to compensate financial intermediaries and other entities, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that Nuveen is willing to provide to particular financial intermediaries may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2006, these payments in the aggregate were approximately .015% to 0.20% of the assets in the Nuveen funds, although payments to a particular financial intermediary can be significantly higher. Please see the Statement of Additional Information for more information about these payments, including the names of the dealer firms to which payments

Section 4    General Information

are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The price you pay for your shares is based on each fund’s net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair

Section 4    General Information

value of securities. In particular, for non-U.S.-traded securities whose principal local markets close before the time as of which the funds’ shares are priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in non-U.S. markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities. See the Statement of Additional Information for details.

If a fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The Nuveen funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit certain financial intermediaries, including broker dealer and retirement plan administrators among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where a fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others,

Section 4    General Information

redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

Each fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. Each fund also reserves the right to reject any purchase order, including exchange purchases, for any reason.

For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs—Frequent Trading Policy” in the Statement of Additional Information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

Section 5    Glossary

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Russell 1000 Index: a widely used benchmark for large-cap stock performance. The market capitalizations of companies in this index may fluctuate and may rise above or fall below the index’s capitalization range when that index is reconstituted on an annual basis. As of December 31, 2007, the market capitalizations in the index range from $.48 billion to $527.8 billion. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. You cannot invest directly in an index.

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Russell Midcap Index: an index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000 Index. The market capitalizations of companies in this index may fluctuate and may rise above or fall below the index’s capitalization range when that index is reconstituted on an annual basis. As of December 31, 2007, the market capitalizations in the index range from $.48 billion to $42.1 billion. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. You cannot invest directly in an index.

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S&P 500 Index: an index that tracks the 500 leading companies in the leading industries in the U.S. economy. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. You cannot invest directly in an index.

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Lipper Large-Cap Core Index: a managed index that represents the average annualized returns of the largest 30 funds in the Lipper Large-Cap Core category. The index returns assume reinvestment of dividends and do not include any sales charges. You cannot invest directly in an index.

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Lipper Mid-Cap Core Index: a managed index that represents the average annualized returns of the largest 30 funds in the Lipper Mid-Cap Core category. The index returns assume reinvestment of dividends and do not include any sales charges. You cannot invest directly in an index.

Section 5    Glossary

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Growth

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

Core

Nuveen Symphony Optimized Alpha Fund

Balanced

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

Quantitative/Enhanced

Nuveen Enhanced Core Equity Fund

Nuveen Enhanced Mid-Cap Fund

Global/International

Nuveen Global Value Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Taxable Fixed Income

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

Nuveen Preferred Securities Fund

Municipal Bond

National Funds

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

State Funds

Arizona	Louisiana	North Carolina
California[1]	Maryland	Ohio
Colorado	Massachusetts[2]	Pennsylvania
Connecticut	Michigan	Tennessee
Florida Preference	Missouri	Virginia
Georgia	New Jersey	Wisconsin
Kansas	New Mexico
Kentucky	New York[2]

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, NAM and Nuveen HydePark. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds’ website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The funds are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

1.	Long-term, insured long-term and high yield portfolios.
2.	Long-term and insured long-term portfolios.

MPR-ENHCM-0108D NA

Funds distributed by

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 I (800) 257-8787 I www.nuveen.com